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                                                                    Exhibit 23.1


                          Independent Auditor's Consent

We consent to the incorporation by reference in the registration statement (No. 333-61766) on Form S-8 of our report dated July 22, 2002 appearing in the Annual Report on Form 11-K of United Dominion Industries, Inc. Compass Plan for Hourly Employees for the 28-day period ended January 28, 2002.

                                      /s/ Plante & Moran, LLP

Southfield, Michigan
July 26, 2002